United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AZITRA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

January 14, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (which we refer to as the “Special Meeting”) of Azitra, Inc., a Delaware corporation (which we refer to as “Azitra,” “we,” “us,” “our,” or the “Company”), to be held on Thursday, February 20, 2025 at 11:00 a.m. EST.

The Special Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Whether or not you attend the Special Meeting via the Internet, and regardless of the number of shares of Azitra that you own, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to vote your shares of common stock via the Internet, telephone or by promptly marking, dating, signing, and returning the proxy card via mail. Voting over the Internet, telephone, or by written proxy, will ensure that your shares are represented at the Special Meeting.

On behalf of the Board of Directors of Azitra, we thank you for your participation.

Sincerely,

/s/ Francisco D. Salva
Francisco D. Salva,
President and Chief Executive Officer

AZITRA, INC.

21 Business Park Drive

Branford, Connecticut 06405

(203) 646-6446

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 20, 2025

A Special Meeting of Stockholders (which we refer to as the “Special Meeting”) of Azitra, Inc., a Delaware corporation (which we refer to as “Azitra,” “we,” “us,” “our,” or the “Company”), will be held on Thursday, February 20, 2025 at 11:00 a.m. EST. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from virtually any location around the world. In order to attend the Special Meeting, you must register in advance at www.proxypush.com/AZTR prior to the deadline of 5:00 p.m. EST on Tuesday, February 18, 2025. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

At the Special Meeting, we will consider and act on the following items of business:

1. To approve an amendment (as set forth on Exhibit A to the Company’s Proxy Statement, the “Reverse Split Amendment”) to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board of Directors (the “Reverse Split”); and

2. To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

The Proxy Statement accompanying this Notice describes the proposals in detail. Only stockholders of record at the close of business on January 10, 2025 are entitled to notice of, to attend, and to vote at, the Special Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Special Meeting, you are urged to vote your shares of common stock via the Internet, telephone or by promptly marking, dating, signing, and returning the proxy card via mail. Voting instructions are provided on the proxy card delivered to you and included in the accompanying Proxy Statement. Any stockholder attending the Special Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

/s/ Francisco D. Salva
Francisco D. Salva,
President and Chief Executive Officer

Branford, Connecticut

January 14, 2025

TABLE OF CONTENTS

Page

Information about the Special Meeting	1
Questions and Answers About These Proxy Materials and Voting	1
Proposal No. 1 - To approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Split	7
Proposal No. 2 - To approve an Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if There Are Not Sufficient Votes In Favor of Proposal 1	14
Security Ownership of Certain Beneficial Owners and Management	15

i

AZITRA, INC.

21 Business Park Drive

Branford, Connecticut 06405

(203) 646-6446

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 20, 2025

INFORMATION ABOUT THE SPECIAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Azitra, Inc., a Delaware corporation (which we refer to as “Azitra,” “we,” “us,” “our,” or the “Company”), for use at a Special Meeting of Stockholders (which we refer to as the “Special Meeting”). The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. The Special Meeting will be held on February 20, 2025 at 11:00 a.m. EST, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Special Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet

on February 20, 2025 at 11:00 a.m. EST

The Notice of Meeting, Proxy Statement, Proxy Card

and Annual Report on Form 10-K, as amended

are available at – www.proxydocs.com/AZTR

We intend to mail this Proxy Statement, the proxy card and the Notice of Special Meeting on or about January 14, 2025 to all stockholders of record entitled to notice of and to vote at the Special Meeting. If you would like a hard copy of the Notice of Meeting, Proxy Statement and Proxy Card for this Special Meeting, or any future stockholder meetings, mailed or emailed to you, please telephone us at (800) 662-5200 or email us at AZTR.info@investor.sodali.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Our Board is providing these proxy materials to you, and is soliciting the enclosed proxy card, for use at the Special Meeting to be held on February 20, 2025 at 11:00 a.m. EST, or at any continuation, adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders.

How do I attend the Special Meeting?

The meeting will be held virtually via a live audio webcast on Thursday, February 20, 2025 at 11:00 a.m. EST. We believe that a virtual meeting provides expanded stockholder access and participation and improved communications, while affording stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

You are entitled to attend and participate in the Special Meeting if you were a stockholder as of the close of business on January 10, 2025, the record date for determining stockholders entitled to notice of and to vote at the Special Meeting, or hold a valid proxy from a stockholder of record as of the record date.

In order to attend the Special Meeting, you must register in advance at www.proxypush.com/AZTR prior to the deadline of 5:00 p.m. EST on Tuesday, February 18, 2025. The meeting webcast will begin promptly at 11:00 a.m. EST. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

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If you hold your shares of common stock as a record holder (that is, your shares are registered in your name), you can register to attend the Special Meeting at www.proxypush.com/AZTR by using the control number found on your proxy card prior to the deadline of 5:00 p.m. EST on Tuesday, February 18, 2025. If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Special Meeting provided you register on a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “How do I vote at the Special Meeting?”

Information on how to vote at the meeting is discussed below.

How do I vote at the Special Meeting?

Only stockholders of record at the close of business on January 10, 2025 will be entitled to vote at the meeting. On this record date, there were 7,626,056 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If as of the close of business on January 10, 2025, the record date for determining stockholders entitled to notice of and to vote at the meeting, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record as of the record date and you may vote online at the virtual meeting (provided you register on a timely basis) or submit a proxy to vote through the Internet or telephonically or by using the proxy card delivered to you. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If as of the close of business on January 10, 2025, the record date for determining stockholders entitled to notice of and to vote at the meeting, your shares were not registered directly in your name with our transfer agent, but were rather held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your bank, broker or other agent regarding how to vote the shares in your account. Shares held beneficially in street name may be voted electronically at the Special Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares and email the legal proxy to www.dsmsupport@betanxt.com at least two weeks prior to the Special Meeting. You must also register to vote at the Special Meeting prior to the deadline of 5:00 p.m. EST on Tuesday, February 18, 2025.

Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. We will also post a recording of the meeting on our investor relations website, which will be available for replay following the meeting for 60 days.

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What am I voting on?

There are two matters scheduled for a vote:

●	Proposal One: to approve an amendment to our Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board; and
●	Proposal Two: to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

You may either vote “For” or “Against” the proposals, or “Abstain.”

YOUR VOTE IS VERY IMPORTANT. You should submit a proxy to vote your shares of common stock via the Internet, by telephone, or by promptly marking, dating, signing, and returning the enclosed proxy card via mail, even if you plan to attend the Special Meeting. If you properly give your proxy and timely submit it to us, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder of record as of the record date attending the Special Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically, telephonically and in writing) received before the polls are closed at the Special Meeting, and not validly revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR the approval and adoption of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board; and
●	FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

What if another matter is brought before the meeting?

Under our Second Amended and Restated Bylaws, as amended (“Bylaws”), only such business as shall have been included in the notice of a special meeting of stockholders may be brought before the special meeting. Accordingly, no matters other than Proposal 1 and 2, each of which was included in the notice of the Special Meeting, will be considered at the Special Meeting.

How can I vote my shares without attending the Special Meeting?

You do not have to attend the Special Meeting in order to vote your shares. You may submit a proxy to vote your shares prior to the Special Meeting as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy through the Internet, by telephone or by using the proxy card delivered to you. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online at the virtual meeting even if you have already voted by proxy.

●	To vote through the Internet, go to www.proxypush.com/AZTR to complete an electronic proxy card. You will be asked to provide the control number from the proxy card delivered to you.
●	To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
●	To vote telephonically, please call the toll-free number listed on your proxy card and follow the instructions provided.

If you plan to attend the Special Meeting, you may vote online by visiting www.proxypush.com/AZTR. Please have your 12-digit control number to join the Special Meeting.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received proxy materials containing voting instructions from that organization rather than from Azitra. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. Beneficial owners may vote online at the virtual Special Meeting by obtaining a valid legal proxy from your broker, bank or nominee that holds your shares giving you the right to vote the shares and email the legal proxy to www.dsmsupport@betanxt.com at least two weeks prior to the Special Meeting. You must also register to vote at the Special Meeting prior to the deadline of 5:00 p.m. EST on Tuesday, February 18, 2025.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on January 10, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy to vote through the Internet, by telephone or by completing the proxy card delivered to you, and you do not vote your shares virtually at the Special Meeting, your shares will not be counted for purposes of the establishment of a quorum or voted at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. We believe that Proposal 1 and Proposal 2 are “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 1 and Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

“FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board; and

“FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

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Who is paying for this proxy solicitation?

Our Board is soliciting proxies for the Special Meeting from our stockholders. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

We have also retained Morrow Sodali, LLC, a proxy solicitation firm, to perform various solicitation services via phone and email in connection with the Special Meeting. We will pay Morrow Sodali a fee not to exceed $10,000, plus phone and other related expenses, in connection with its solicitation services. We have also agreed to indemnify Morrow Sodali against certain claims.

Whom You Should Call with Questions?

If you have further questions, you may contact the Company’s proxy solicitor, Morrow Sodali, at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: AZTR.info@investor.sodali.com

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.
●	You may grant a subsequent proxy through the Internet.
●	You may vote by telephone at a later time.
●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 21 Business Park Drive, Branford, Connecticut 06405. Such notice will be considered timely if it is received by us prior to the opening of the polls at the Special Meeting.
●	You may virtually attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by June 10, 2025 to our Corporate Secretary at 21 Business Park Drive, Branford, Connecticut 06405, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2025 annual meeting of stockholders is held before September 8, 2025 or after December 20, 2025, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2025 annual meeting of stockholders.

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Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2025 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on August 22, 2025 nor earlier than the close of business on July 23, 2025. However, if our 2025 annual meeting of stockholders is not held between October 20, 2025 and January 30, 2026, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2025 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2025 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, notice of the proposal or nomination must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

The chair of the 2025 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2025 annual meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Bylaws, if the 2025 proxy statement briefly describes the matter and how management’s proxyholders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. Votes will be counted by the inspector of elections for Proposal 1 and Proposal 2 as votes “For,” “Against,” “Abstain” and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

Approval of Proposal 1, to approve the Reverse Split Amendment to the Certificate of Incorporation to effect the Reverse Split, will require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date. Abstentions will not be counted as votes cast for or against this proposal and, therefore, will have no impact on the outcome of the voting. We believe that brokers will have discretionary authority to vote on the Reverse Split Amendment to the Certificate of Incorporation to effect the Reverse Split and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal 1. However, in the event of any broker non-votes in connection with Proposal 1, such broker non-votes will not be counted as votes cast for or against this proposal and, therefore, will have no impact on the outcome of the voting.

Approval of Proposal 2, to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date. Our Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing 33 1/3% of the common stock outstanding and entitled to vote are present at the Special Meeting virtually or represented by proxy. On the record date, there were 7,626,056 shares of common stock outstanding and entitled to vote. Thus, the holders of 2,542,020 shares must be present virtually or represented by proxy at the Special Meeting to have a quorum.

Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chair of the meeting or the stockholders so present may, by a majority in voting power thereof, adjourn the Special Meeting to another date until a quorum is present or represented.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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PROPOSAL NO. 1

APPROVE AND ADOPT THE REVERSE SPLIT AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-SEVEN (1:7), WITH THE EXACT RATIO WITHIN SUCH RANGE TO BE DETERMINED BY THE BOARD

Introduction

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to adopt the Reverse Split Amendment to the Certificate of Incorporation, to authorize our Board to effect the Reverse Split of our issued and outstanding shares of common stock at a specific ratio (the “Final Split Ratio”), ranging from one-for-two (1:2) to one-for-seven (1:7) (the “Approved Split Ratios”), to be determined by the Board and announced by the Company before the effectiveness of the Reverse Split Amendment. A vote for this Proposal 1 will constitute approval of the Reverse Split that, once the Reverse Split Amendment is filed with the Secretary of State of the State of Delaware and has become effective, will reclassify and combine between every two (2) to seven (7) shares of our common stock into one share of our common stock, at the Final Split Ratio that has been determined by our Board and announced prior to the effectiveness of the Reverse Split Amendment.

If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. We are not seeking a proportional reduction of the authorized shares of the Company’s common stock in connection with the Reverse Split; therefore, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Stockholders are asked to approve the Reverse Split Amendment set forth in Exhibit A to effect the Reverse Split consistent with those terms set forth in this Proposal 1, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as the Final Split Ratio within the range of the Approved Split Ratios. The text of Exhibit A remains subject to completion of certain information, including the Final Split Ratio within the Approved Split Ratios, the date of the Board’s determination of the Final Split Ratio, and the date of the Company’s announcement of the Final Split Ratio, as identified on Exhibit A. Stockholder Approval of Proposal 1 will be deemed to constitute stockholder approval of separate amendments to our Certificate of Incorporation, at each of the Approval Split Ratios, with each such amendment (other than the one including the Final Split Ratio) to be abandoned immediately prior to the filing of the Reverse Split Amendment that includes the Final Split Ratio.

If approved by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal, the Reverse Split would be effected on the Final Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware or such later time as is specified in the Reverse Split Amendment so filed. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the NYSE American. The continued listing requirements of the NYSE American provide that the NYSE American reserves the right to delist a listed common stock should the common stock sell for a low price for a substantial period of time or the issuer of such listed common stock fail to effect a reverse split of such shares within a reasonable time after being notified of such potential actions by the NYSE American. We have not received any notification or communication from the NYSE American that we are out of compliance with the NYSE American’s minimum trading price requirement; however, the average closing price of our common stock over the period from November 18, 2024 to December 31, 2024 was $0.46, which we understand to be the approximate per share price at which the NYSE American has historically cited as below its minimum price requirement. In addition, it is our understanding the NYSE American may immediately suspend trading in the event a listed common stock trades at levels viewed to be abnormally low, which is considered by the NYSE American to be at or below a price of $0.10 per share. The Reverse Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on the NYSE American, therefore reducing the risk that our common stock could be delisted from the NYSE American.

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Our Board strongly believes that the Reverse Split is necessary to maintain our listing on the NYSE American. Accordingly, the Board has approved resolutions proposing the Reverse Split Amendment to effect the Reverse Split at each of the Approved Split Ratios and directed that that the Reverse Split Amendment at each of the Approved Split Ratios be submitted to our stockholders for approval at the Special Meeting.

Management and the Board have considered the potential harm to us and our stockholders should the NYSE American delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in our common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our common stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

Risks of the Reverse Split

We cannot assure you that the Reverse Split will increase the price of our common stock and have the desired effect of ensuring continued compliance with the NYSE American. If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to regain and maintain compliance with the NYSE American minimum price requirement. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the NYSE American minimum price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our common stock remains in excess of the required NYSE American minimum price, we may be delisted due to a failure to meet other continued listing requirements, including the NYSE American requirements related to the minimum stockholder equity, minimum number of shares that must be in the public float, the minimum market value of the public float, and any requirements in proposed rules, such as the current proposed NYSE American rule which, if approved on February 2, 2025, will prohibit companies from implementing reverse stock splits that result in a company having a cumulative reverse stock split ratio in excess of one-for-200 (1:200).

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A decline in the market price of our common stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of the Reverse Split. If the Reverse Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The Reverse Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

The Reverse Split may result in future dilution to our stockholders. The Reverse Split will reduce the number of outstanding shares of our common stock without a proportionate reduction in the number of shares of authorized but unissued common stock in the Certificate of Incorporation, which will give the Company a larger number of authorized shares available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our common stock is listed. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders.

Determination of the Ratio for the Reverse Split

If Proposal 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the ratio on which the Reverse Split will be effected will be a ratio within the Approved Split Ratios to be selected by the Board, in its sole discretion, and announced by the Company before the effectiveness of the Reverse Split Amendment. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-seven (1:7). In determining the Approved Split Ratio to use as the Final Split Ratio, the Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of January 10, 2025, after completion of the Reverse Split, we will have between 3,813,028 and 1,089,437 shares of common stock issued and outstanding, depending on the Final Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

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The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:7 Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of January 2, 2025.

After Each Reverse Split Ratio

	Current	1:2	1:5	1:7
Common Stock Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Common Stock Issued and Outstanding	7,626,056	3,813,028	1,525,211	1,089,437
Number of Shares of Common Stock Reserved for Issuance (1)	14,887,414	7,443,707	2,977,494	2,126,773
Number of Shares of Common Stock Authorized but Unissued and Unreserved	92,373,944	46,186,972	18,474,789	13,196,278
Price per share, based on the closing price of our common stock on January 2, 2025	$0.4450	0.89	2.225	3.115

(1) Includes (i) options to purchase 41,608 shares of our common stock and an average weighted exercise price of $41.59 per share as of December 31, 2024; (ii) warrants to purchase an aggregate of 13,628,614 shares of our common stock with a weighted average exercise price of $0.85 per share as of December 31, 2024, and (iii) 1,217,192 shares of our common stock reserved for future issuance under our 2016 Stock Incentive Plan and 2021 Stock Incentive Plan.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the NYSE American under the symbol “AZTR.”

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the outstanding derivative securities issued by us, in accordance with the Final Split Ratio. The adjustments to such securities, as required by the Reverse Split and in accordance with the Final Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

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Effect on Stock Option Plans

As of January 10, 2025, we had 41,608 shares of common stock issuable upon exercise of options outstanding under our 2016 Stock Incentive Plan and 2023 Stock Incentive Plan (the “Plans”) and a total of 1,217,192 shares of common stock reserved and available for issuance pursuant to awards under the Plans. Pursuant to the terms of the Plans, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Split. The number of shares issuable upon exercise of options outstanding under the Plans will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the Plans will be similarly adjusted.

Effective Date

The Reverse Split would become effective at the time of filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware or at such later time as is specified in the Reverse Split Amendment. At the effective time of the Reverse Split Amendment, issued and outstanding shares of common stock and any shares of common stock held in treasury, in each case, immediately prior thereto will be reclassified and combined, automatically and without any action on the part of our stockholders, into fewer shares of common stock in accordance with the Final Split Ratio set forth in this Proposal 1. If the Reverse Split Amendment is not approved by our stockholders, the Reverse Split will not occur. Even if the Reverse Split Amendment is approved by our stockholders, the Board may determine to abandon the Reverse Split Amendment, in which case the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our common stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 1, if the Board elects to implement the proposed Reverse Split, stockholders that would otherwise receive fractional shares following the effectiveness of the Reverse Split Amendment will be paid out in cash for such fractional shares. For example, assuming the Board elected a Final Split Ratio of 1:5, if a stockholder held six shares of common stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one-fifth fractional share of common stock but will maintain ownership of the remaining share of common stock.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of certificated pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for certificated post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent (or, in the case of a certificate that is alleged to have been lost, stolen or destroyed, an affidavit of lost certificate, together with a bond sufficient to indemnify the Company against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.)

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATES AND
SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Final Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Final Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-Reverse Split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 1 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

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In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

Proposal 1, to approve the Reverse Split Amendment to the Company’s Certificate of Incorporation to effect the Reverse Split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board and announced by the Company before the effectiveness of the Reverse Split Amendment, will require the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on this proposal. Abstentions and broker non-votes (if any) will not be counted as votes cast either for or against this proposal. Approval of Proposal 1 by the Company’s stockholders includes approval that, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, notwithstanding authorization of the Reverse Split Amendment by the Company’s stockholders, the Board may abandon the Reverse Split Amendment without further action by the Company’s stockholders.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE REVERSE SPLIT AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWO (1:2) TO ONE-FOR-SEVEN (1:7), WITH THE EXACT RATIO WITHIN SUCH RANGE TO BE DETERMINED BY THE BOARD.

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PROPOSAL NO. 2

APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1

Proposal

As described above, our Board has recommended an amendment our Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-seven (1:7), with the exact ratio within such range to be determined by the Board (Proposal 1). In furtherance of this recommendation, the Company is asking its stockholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. Abstentions and broker non-votes, if any, will not be counted as votes cast for or against this Proposal.

Vote Required

Proposal 2, to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of January 2, 2025 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our executive officers and directors; and
●	all of the aforementioned directors and executive officers as a group.

The beneficial ownership of each person was calculated based on 7,626,056 shares of common stock issued as of January 2, 2025. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of January 2, 2025, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share.

Unless otherwise indicated, the address for each reporting person is c/o Azitra, Inc., 21 Business Park Drive, Branford, Connecticut 06405.

Name of Director and Executive Officer	Number of Shares	Percentage Owned
Francisco D. Salva (1)	26,283	*
Norman Staskey(2)	1,828	*
Travis Whitfill (3)	14,379	*
Barbara Ryan(4)	138	*
John Schroer(5)	138	*
Directors and executive officers, as a group (5 persons)	42,766	*

Name and Address of Five Percent Stockholders	Number of Shares	Percentage Owned
CVI Investments, Inc.	400,526	5.25%
L1 Capital Global Opportunities Master Fund, Ltd.(6)	776,375	10.18%

*	Represents less than 1% of the number of shares of our common stock outstanding.

(1)	Includes 15,007 shares issuable upon exercise of currently exercisable options.
(2)	Includes 125 shares issuable upon exercise of currently exercisable options.
(3)	Includes 3,229 shares issuable upon exercise of currently exercisable options.
(4)	Includes 138 shares issuable upon exercise of currently exercisable options.
(5)	Includes 138 shares issuable upon exercise of currently exercisable options.
(6)	Includes 146,375 of Class A Warrants held, which are exercisable subject to a 9.99% beneficial ownership limitation.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and any annual report, please notify your bank or broker, direct your written request to Azitra, Inc., 21 Business Park Drive, Branford, Connecticut 06405, Attention: Investor Relations, or contact Investor Relations by telephone at (203) 489-0183; or find our materials posted online at https://ir.azitrainc.com/. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

/s/ Francisco D. Salva
Francisco D. Salva,
President and Chief Executive Officer

Branford, Connecticut

January 14, 2025

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2024 and Amendment No. 1 to Form 10-K filed with the SEC on April 29, 2024 is available without charge upon written request to: Corporate Secretary, Azitra, Inc., 21 Business Park Drive, Branford, Connecticut 06405.

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EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AZITRA, INC.

Azitra, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1. That the amended and restated certificate of incorporation of the Corporation is hereby amended by deleting the provision appearing at the end of Article Fourth, Part A thereof that was added thereto pursuant to the Certificate of Amendment to the Certificate of Incorporation that became effective at 12:01 a.m. Eastern Time on July 1, 2024 and inserting in lieu thereof the following:

“Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment inserting this paragraph in the Certificate of Incorporation, each __ (__)1 shares of Common Stock that are issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Split”). The Reverse Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Effective Time (an “Old Certificate”) is surrendered to the Corporation. No fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares as a result of the Reverse Stock Split, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.”

2. That this amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. That this Certificate of Amendment shall become effective at [__:__] [a.m./p.m.] on [_________ __, 2025].

1 Shall be a number equal to or greater than two ([2]) and equal to or less than seven ([7]) (it being understood that any number within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware containing the ratio approved by the Board of Directors) to be abandoned immediately prior to the filing of the Certificate of Amendment).

17

IN WITNESS WHEREOF, Azitra, Inc. has caused this Certificate of Amendment to be signed by its authorized officer, as of __________ __, 202_.

AZITRA, INC.

By:
Name:
Title:

18

azitra

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

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Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Azitra, Inc.

Special Meeting of Stockholders

For Stockholders of record as of January 10, 2025

Thursday, February 20, 2025 11:00 AM, Eastern Time

Special Meeting to be held live via the Internet - please visit www.proxydocs.com/AZTR for information.

Internet:
www.proxypush.com/AZTR
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-362-3421
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:00 AM, Eastern Time, February 20, 2025.

This proxy is being solicited on behalf of the Management

The undersigned hereby appoints Francisco D. Salva and Travis Whitfill (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Azitra, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved azitra

Azitra, Inc. Special Meeting of Stockholders

Please make your marks like this: ☒

MANAGEMENT RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

☐ **Check here if you would like to attend the meeting in person.**

You must register to attend the meeting online and/or participate at www.proxydocs.com/AZTR

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

azitra

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Scan QR for digital voting

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/AZTR

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Azitra, Inc.

Special Meeting of Stockholders

Thursday, February 20, 2025 11:00 AM, Eastern Time

Special Meeting to be held live via the Internet - please visit www.proxydocs.com/AZTR for information.

You must register to attend the meeting online and/or participate at www.proxydocs.com/AZTR

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/AZTR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before February 7, 2025.

SEE REVERSE FOR FULL AGENDA

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